UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Shattuck Labs, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39593	81-2575858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 W. 5th Street, Suite 1200

Austin, TX 78701

(Address of principal executive offices, including zip code)

(512) 900-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STTK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On Thursday, May 28, 2026, Shattuck Labs, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 2, 2026, the record date for the Annual Meeting, there were 75,581,787 shares of common stock entitled to vote at the meeting.

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2020 Equity Incentive Plan (as so amended, the “Plan”) to revise the calculation of the automatic annual increase in the number of shares of common stock available for issuance, increase the number of shares available for issuance under the Plan by 1,691,082 shares, and extend the Plan’s term to March 23, 2036.

For additional information regarding the Plan, please refer to the heading “Summary of the Amended and Restated 2020 Equity Incentive Plan” contained in Proposal 5 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the Plan and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, each of the Company’s director nominees was elected, a frequency of one year received the plurality of votes cast on Proposal 4 and the other proposals voted on were approved. The final voting results are set forth below:

		Votes For	Votes Withheld	Broker Non-Votes
Proposal 1. Election of Class III Director Nominees
• Taylor Schreiber, M.D., Ph.D.		51,347,234	2,860,512	10,607,421
• Helen M. Boudreau		50,110,095	4,097,651	10,607,421
• Clay Siegall, Ph.D.		50,388,129	3,819,617	10,607,421

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2. Ratification of KPMG LLP as Independent Auditor	64,802,807	7,317	5,043	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3. Advisory Vote on Executive Compensation	49,849,887	4,356,199	1,660	10,607,421

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Proposal 4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	53,948,458	21,627	237,643	18	10,607,421

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 5. Approval of Amendment and Restatement of the 2020 Equity Incentive Plan	43,498,166	10,709,563	17	10,607,421

In light of these voting results, the Company plans to hold future advisory votes on executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description of Exhibit

10.1	Amended and Restated 2020 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shattuck Labs, Inc.

Date: June 2, 2026	By:	/s/ Dr. Taylor Schreiber
Dr. Taylor Schreiber
Chief Executive Officer (principal executive officer)

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